Trust for Advised Portfolios
Supplement dated August 28, 2020
to the Summary Prospectus dated April 30, 2020
for the
1919 Socially Responsive Balanced Fund

Effective September 1, 2020, Robert Huesman and Alison Bevilacqua will serve as portfolio managers to the 1919 Socially Responsive Balanced Fund (the “Fund” or the “Socially Responsive Fund”). Ronald T. Bates and Aimee M. Eudy will continue as portfolio managers to the Socially Responsive Fund.
The “Portfolio Managers” section on Page 7 of the Socially Responsive Fund Summary Prospectus is updated to read as follows:
Mr. Bates, Managing Director of the Adviser, has been a portfolio manager of the Predecessor Fund since December 2006 and of the Socially Responsive Fund since inception.
Ms. Eudy, Principal of the Adviser, has been a portfolio manager of the Predecessor Fund since May 2012 and of the Socially Responsive Fund since inception.
Mr. Huesman, Portfolio Manager of the Adviser, has been a portfolio manager of the Socially Responsive Fund since September 1, 2020.
Ms. Bevilacqua, Portfolio Manager and Principal of the Adviser, has been a portfolio manager of the Socially Responsive Fund since September 1, 2020.

Please retain this supplement with your Summary Prospectus for future reference.